UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 23, 2023

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 23, 2023, as permitted by Section 6.01 of the Regulations of Park National Corporation ("Park"), the Board of Directors of Park (the "Board") adopted and approved amendments to Section 1.08 and Section 2.03 of Park's Regulations. Section 1.08 addresses the requirements to be satisfied by a shareholder who wishes to bring business (other than nominations for election to the Board) before a meeting of the shareholders. Section 2.03 addresses the requirements to be satisfied by a shareholder who wishes to nominate candidates for election as directors at an annual meeting of shareholders or at any special meeting of shareholders called for the purpose of electing directors.

The amendments to Section 1.08 and Section 2.03 of Park's Regulations:

•revise and enhance the procedures and disclosure requirements set forth in the advance notice provisions for director nominations made and business proposals submitted by shareholders (other than proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including (i) requiring specified information, representations, disclosures, and supplements regarding proposing or nominating shareholders, proposed nominees, proposed business, and other persons related to, and acting in concert with, a shareholder and the shareholder’s solicitation of proxies; (ii) requiring a proposing or nominating shareholder to continue holding Park's common shares on the record date and at the time of the meeting of shareholders, in addition to at the time of giving notice of the proposal or nomination, as appropriate; (iii) clarifying that shareholders are not entitled to make additional or substitute nominations or proposals after the submission deadline and may only nominate a number of candidates to the Board that does not exceed the number of directors to be elected at such meeting; (iv) clarifying the authority of the Secretary of Park, the Board, or any committee of the Board to request additional information or written verification to demonstrate the accuracy of previously-provided information with respect to proposing or nominating shareholders, proposed nominees, and proposed business; (v) clarifying that a shareholder’s notice must include explicit cross-references (where relevant) and requiring that responses be explicitly set forth in the notice and not incorporated by reference; (vi) clarifying that a shareholder’s notice must provide all information required by Park's Regulations; and (vii) clarifying that business or a nomination, as appropriate, may not be brought before a meeting of the shareholders if the notice contains untrue, incorrect, or incomplete information, or is not updated as relevant, and requiring a representation that information is true, accurate, and complete;

•clarify that a shareholder’s notice for business to be brought before an annual meeting of shareholders must be delivered to or mailed and received at the principal executive offices of Park not less than 60 days nor more than 90 days prior to the anniversary date of the previous year's annual meeting of shareholders provided, however, that if the date of the annual meeting of shareholders is more than 30 days before or more than 60 days after such anniversary date, to be timely notice must be delivered, or mailed and received, not earlier than the 90th day prior to such annual meeting of shareholders and not later than the 60th day prior to such annual meeting of shareholders;

•provide that a shareholder's notice with respect to the proposed nomination of a director at an annual meeting of shareholders must be delivered to or mailed and received at the principal executive offices of Park not less than 60 days nor more than 90 days prior to the anniversary date of the previous year's annual meeting of shareholders provided, however, that if the date of the annual meeting of shareholders is held on a date more than 30 days before or more than 60 days after such anniversary date, to be timely notice must be delivered, or mailed and received, not earlier than the 90th day prior to such annual meeting of shareholders and not later than the 60th day prior to such annual meeting of shareholders;

•require that the information provided include the disclosure of all synthetic equity positions and short interests held by the proposing or nominating shareholder and such shareholder's affiliates and associates as well as by any proposed nominee; and

•address matters relating to Rule 14a-19 (the "Universal Proxy Rule") under the Exchange Act including (i) requiring that any shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than Park's nominees in accordance with the Universal Proxy Rule, and if so, agree in writing that such shareholder will comply with the requirements of the Universal Proxy Rule; (ii) providing Park a remedy if a shareholder fails to satisfy the Universal Proxy Rule requirements; (iii) requiring that a shareholder inform Park if such shareholder no longer plans to solicit proxies in accordance with the Universal Proxy Rule; and (iv) requiring shareholders intending to use the Universal Proxy Rule to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rule at least five business days before the applicable meeting of shareholders upon request by Park;

The advance notice requirements in amended Section 1.08 with respect to business (other than nominations for election to the Board) to be brought before an annual meeting of shareholders will not be deemed to affect any rights of shareholders to request inclusion of proposals in Park's proxy materials pursuant to Rule 14a-8 under the Exchange Act or of Park to omit a proposal from Park's proxy materials pursuant to Rule 14a-8 under the Exchange Act.

The foregoing description of amended Section 1.08 and amended Section 2.03 of Park's Regulations does not purport to be complete and is qualified in its entirety by reference to the full text of those Sections, which are included in Exhibit 3.1(a) and Exhibit 3.1(b) to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(a)Not applicable

(b)Not applicable

(c)Not applicable

(d)Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

3.1(a)    Certificate regarding Adoption and Approval by the Board of Directors of Park National Corporation on October 23, 2023 of Amendments to Section 1.08 and Section 2.03 of Park National Corporation's Regulations

3.1(b)    Regulations of Park National Corporation [This document represents the Regulations of Park National Corporation in compiled form incorporating all amendments, including the amendments adopted and approved by the Board of Directors of Park National Corporation on October 23, 2023]

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: October 27, 2023	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer